UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 20, 2007

FIRST AMERICAN CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	0-25679	48-1187574

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1303 SW First American Place Topeka , Kansas	66604

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785)  267-7077

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the 1933 Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 20, 2007, the Company issued a press release entitled “First American Capital Corporation Announces Filing of Supplement to Dutch Auction Tender Offer.” The press release announced the filing with the Securities and Exchange Commission of a supplement to its Offer to Purchase dated March 2, 2007, which supplement, among other things, discusses the increase of the minimum price offered in the Company’s modified “Dutch auction” tender offer from $1.00 to $1.50 per share, the extension of the expiration date for its offer to 5 p.m., Eastern time, on Monday, April 2, 2007, the elimination and modification of certain conditions to the tender offer, and the delay in the effective date of the 1-for-3 reverse stock split of the Company’s common stock until after the market close on Friday, April 13, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from these indicated in the forward-looking statements: uncertainties that the Company will complete the tender offer and, if completed, the timing of such completion, how many shares will be accepted for purchase and at what cost; uncertainties as to whether conditions to which the tender offer is subject will be realized; uncertainties as to the effects of the tender offer on the market value and trading of the Company’s stock and on the Company’s cash flows; uncertainties as to the use by the Company of any shares repurchased; the uncertainty that the Company will achieve its short-term and long-term profitability and growth goals; uncertainties associated with market acceptance of and demand for the Company’s products and services; the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing; its ability to meet product demand; the availability of funding sources; the exposure to market risks; uncertainties associated with the development of technology; changes in the law and in economic, political and regulatory environments; changes in management; the dependence on intellectual property rights; the effectiveness of internal controls; and risks and factors described from time to time in reports and registration statements filed by First American Capital Corporation with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in First American Capital Corporation’s most recent annual, quarterly and current reports, which are available from the Company without charge or at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit 99.1	Press Release dated March 20, 2007 entitled “First American Capital Corporation Announces Filing of Supplement to Dutch Auction Tender Offer.”

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 03/21/07

FIRST AMERICAN CAPITAL CORPORATION

/s/ Robert D. Orr

Robert D. Orr
Chairman of the Board, President and Chief Executive Officer

Exhibit

99.1	Press Release issued by FIRST AMERICAN CAPITAL CORPORATION on March 20, 2007.